Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
19. Subsequent Events
In January 2025, the Company prepaid
the then outstanding balance of
$32.8 million of the term loan dated
March
2023 (Note 9) with original maturity date January 2032 using cash on hand and the related mortgage on the vessel Eco Wizard was released.
In February 2025, the Company’s CEO exercised 125,000 options, resulting in the acquisition of 125,000 common shares and generating total proceeds of $356,250 for the Company.
In April 2025, the Company prepaid the then outstanding balance of
$18.6 million of the term loan dated May 2016 (Note 9) with original maturity date December 2025 using cash on hand and the related mortgage on the vessel Eco Ice was released. Following this loan repayment, the Swap 1 (Note 10) was terminated and an amount of $0.3 million was collected from the respective counterparty.
On April 18, 2025, the Company entered into an agreement to sell the vessel Gas Cerberus to a third party for a price of $12.4 million. This vessel had a net book value of $13.1 million at December 31, 2024. The vessel is expected to be delivered to its new owners during the second quarter of 2025.